UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

May 14, 2020

Date of Report (date of earliest event reported)

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle
Rock Hill, South Carolina		29730
(Address of Principal Executive Offices)		(Zip Code)

(803) 326-3900

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Change

On May 14, 2020, Todd A. Booth notified 3D Systems Corporation (the “Company”) of his intention to resign as Executive Vice President and Chief Financial Officer of the Company to pursue other career opportunities. Mr. Booth’s resignation as Executive Vice President and Chief Financial Officer of the Company was effective immediately; however, he will remain an employee of the Company until June 13, 2020.

On May 19, 2020, the Company appointed Wayne Pensky as the Company’s Interim Chief Financial Officer, including to serve as principal financial officer and principal accounting officer, effective May 26, 2020.  Mr. Pensky, age 64, retired as Executive Vice President and Chief Financial Officer of Hexcel Corporation (“Hexcel”), a multinational manufacturer of advanced composite materials used in aerospace and industrials applications, in December 2017. He joined Hexcel in 1993 as Corporate Controller and Chief Accounting Officer and served in number of capacities of increasing responsibility until becoming Chief Financial Officer in May 2016. From 1979 to 1993, Mr. Pensky was a partner at Arthur Andersen & Co.

Pursuant to the terms of an Executive Services Agreement between Mr. Pensky and the Company, dated May 19, 2020, Mr. Pensky will be paid $30,000 per calendar month (prorated for any partial month worked) to serve as Interim Chief Financial Officer through August 31, 2020 (the “Initial Term”). At the end of the Initial Term (or, if the Company terminates the agreement before the end of the Initial Period for any reason, on such termination date), Mr. Pensky shall receive a restricted stock award with a value of $100,000 that vests immediately upon grant.

After the Initial Term, the parties may extend the term of the Executive Services Agreement upon mutual agreement.

The foregoing descriptions of the Executive Services Agreement is qualified in its entirety by reference to the Executive Services Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Stockholder Approval of Amendment and Restatement of the Company’s 2015 Incentive Plan

On May 19, 2020, as described below under Item 5.07 of this Current Report on Form 8-K, the Company’s stockholders approved an amendment and restatement (the “Amendment and Restatement”) of the Company’s 2015 Incentive Plan (as amended and restated, the “Plan”). The Board of Directors of the Company previously adopted the Amendment and Restatement on March 26, 2020, subject to stockholder approval. The Amendment and Restatement (i) increased the authorized number of shares of common stock available for grant under the Plan by 4,860,000, (ii) limited the payment of dividends and dividend equivalents, if any, on the shares of common stock subject to restricted stock awards, restricted stock unit awards, or performance awards to only when, and to the extent that, the applicable awards are earned or vest and (iii) extended the term of the Plan to May 18, 2030.

The material terms of the Plan are described in “Proposal Three – Approval of Amendment and Restatement of the 2015 Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2020 (the “Proxy Statement”), which description is incorporated herein by reference. A copy of the Plan is attached hereto as Exhibit 4.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 19, 2020, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 89,046,464 shares of common stock were present in person or represented by proxy at the Annual Meeting, consisting of approximately 74.95% of the voting power of the Company entitled to vote. The final votes on the proposals presented at the Annual Meeting are as follows:

Proposal One:

As set forth below, the Company’s stockholders elected the following directors to serve until the next annual meeting and until their successors are duly elected and qualified:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nominees for Election to Board of Directors:
Malissia R. Clinton	58,481,478	756,977	240,598	29,567,411
William E. Curran	57,963,454	1,285,138	230,461	29,567,411
Thomas W. Erickson	58,243,741	991,789	243,523	29,567,411
Charles W. Hull	58,657,508	653,153	168,392	29,567,411
William D. Humes	58,153,974	1,083,350	241,729	29,567,411
Vyomesh I. Joshi	58,182,203	1,072,365	224,485	29,567,411
Jim D. Kever	45,711,490	13,528,421	239,142	29,567,411
Charles G. McClure, Jr.	57,922,039	1,362,646	194,368	29,567,411
Kevin S. Moore	56,688,896	2,543,853	246,304	29,567,411
John J. Tracy	58,359,326	915,348	204,379	29,567,411
Jeffrey Wadsworth	48,085,188	11,148,122	245,743	29,567,411

Proposal Two:

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in detail in the Compensation Discussion and Analysis and the accompanying tables in the Proxy Statement as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,872,426	3,218,350	388,277	29,567,411

Proposal Three:

The Company’s stockholders approved the Amendment and Restatement as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,709,390	2,464,858	304,805	29,567,411

Proposal Four:

As set forth below, the Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020:

Votes For	Votes Against	Abstentions
87,169,356	1,071,129	805,979

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	Amended and Restated 2015 Incentive Plan of 3D Systems Corporation as approved by stockholders on May 19, 2020.
10.1	Executive Services Agreement, dated May 19, 2020, between 3D Systems Corporation and Wayne Pensky.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: May 19, 2020
	By:	/s/ Andrew M. Johnson
(Signature)
	Name:	Andrew M. Johnson
	Title:	Executive Vice President, Chief Legal Officer and Secretary